UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant	☐

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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Materials Pursuant to §240.14a-12

AMERICAN CENTURY MUNICIPAL TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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AMERICAN CENTURY INVESTMENTS

PROXY STATEMENT

October 19, 2009

NEW YORK TAX-FREE FUND

IMPORTANT VOTING INFORMATION INSIDE!

American Century Investments
4500 Main Street
Kansas City, Missouri 64111

October 19, 2009

Dear Shareholder,

I would like to invite you to a special meeting of the shareholders of the American Century New York Tax-Free Fund to be held on Thursday, November 12th, at 10:00 a.m. At this meeting, you are being asked to vote on the reclassification of your fund from diversified to non-diversified. Detailed information about the proposal is provided in the enclosed materials. The Board of Trustees of your fund, including all of the Independent Trustees, has unanimously approved this proposal and recommends a vote “FOR” it.

If you have any questions regarding the issues to be voted on or need assistance completing your proxy card, please contact us at 1-800-345-2021. For financial professionals, please call 1-800-378-9878. Your vote is extremely important, no matter how large or small your holdings. Please review the enclosed materials and vote online, by phone, or by signing and returning your proxy card in the enclosed postage-paid envelope. We may call you during the solicitation process to ensure that you do not have questions or concerns about the voting process and to assist you with your vote.

I appreciate you taking the time to consider this important proposal. Thank you for investing with American Century.

Sincerely,

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

AMERICAN CENTURY INVESTMENTS

New York Tax-Free Fund

IMPORTANT NEWS FOR SHAREHOLDERS

While we encourage you to read all of the enclosed Proxy Statement, here is a brief overview of the proposal you will be asked to vote on. This overview contains limited information, should be read in conjunction with, and is qualified in its entirety by, reference to the more detailed information contained elsewhere in the Proxy Statement.

Questions and Answers

Q.           When will the special meeting be held? Who is eligible to vote?

A.           The meeting will be held on Thursday, November 12, 2009, at 10:00 a.m. Central time at American Century’s offices at 4500 Main Street, Kansas City, Missouri. This will be a business meeting only. There will be no presentations about the fund. The record date for the meeting is the close of business September 26, 2009. Only shareholders who own shares of the fund on the record date are entitled to vote at the meeting. Each shareholder is entitled to one vote per dollar of shares owned, with fractional dollars voting proportionately.

Q.           What is the proposal to be voted on at the special meeting of shareholders?

A.           New York Tax-Free Fund is currently classified as a diversified fund under the Investment Company Act of 1940 (the “1940 Act”).  This means that, with respect to 75% of its total assets, the fund will not invest more than 5% of its total assets in the securities of a single issuer or own more than 10% of the outstanding voting securities of a single issuer (other than U.S. government securities and securities of other investment companies).

If the proposal is approved, however, New York Tax-Free Fund would be re-classified and managed as a non-diversified fund. Non-diversified means that the proportion of the fund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.

An investment in a fund that is non-diversified entails greater risk than an investment in a diversified fund. When a fund is non-diversified, there is no limit on the percentage of assets that can be invested in any single issuer. A higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the fund’s portfolio.

Because the proposal constitutes a change to a fundamental investment policy of the fund, shareholder approval is required for the change.

Q.           Why are you doing this?

A.           New York tax-exempt bond issuance is highly concentrated in a few large public authorities and the City of New York. There are fewer local issuers than in other large states. Fund management believes that the current classification of “diversified” creates a limitation on fund management given the nature of the New York market.

Q.           Will this change substantially affect the way New York Tax-Free Fund is managed?

A.           No. The fund will continue to seek to maximize total return through high current income that is exempt from federal and New York state and local income taxes. The fund will continue to invest in investment-grade debt and, under normal market conditions, will invest at least 80% of the fund’s assets in debt securities/interest payments exempt from federal and New York state and local income taxes. If the proposal is approved, however, the fund will be permitted to invest a higher percentage of its assets in these securities issued by a single issuer. A higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the fund’s portfolio.

The team that manages New York Tax-Free Fund, Steven Permut, Alan Kruss and Joe Gotelli, will continue to manage the fund if the proposed change is approved.

Q.           How does the Board of Trustees recommend that I vote on this proposal?

A.           The Board of Trustees, including all of the Independent Trustees, unanimously recommends that you vote “FOR” the proposal.

Q.           When will the change take effect if it is approved?

A.           If approved, the proposed change will be effective immediately following shareholder approval.

Q.           How do I cast my vote?

A.           You may vote:

●	online – access the Web site listed on the proxy card. You will need the number that appears in the gray box on your proxy card.

●	by phone – call the toll-free number listed on your proxy card. You will need the number that appears in the gray box on your proxy card.

●	by mail – complete, sign and send us the enclosed proxy card in the enclosed postage-paid envelope.

●	by fax, complete and sign the proxy card and fax both sides to the toll-free number listed on your proxy card.

●	in person at the special meeting on Thursday, November 12, 2009.

Your vote is important. Please vote today and avoid the need for additional solicitation expenses.

AMERICAN CENTURY INVESTMENTS
New York Tax-Free Fund

4500 Main Street
Kansas City, Missouri 64111

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 12, 2009

To Our Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “meeting”) of the American Century New York Tax-Free Fund (the “fund”), a series of American Century Municipal Trust, a Massachusetts business trust (the “company”), will be held at the company’s offices at 4500 Main Street, Kansas City, Missouri, on Thursday, November 12, 2009, at 10:00 a.m. Central Time. The purpose of the meeting is to consider a proposal to change the fund’s status from a diversified fund to a non-diversified fund.

It is not anticipated that any matters other than the non-diversification proposal will be brought before the meeting. If, however, any other business is properly brought before the meeting, proxies will be voted in accordance with the judgment of the persons designated as proxies.

The Board of Trustees of the aforementioned fund has fixed the close of business on September 26, 2009, as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting or any adjournment thereof.

You are cordially invited to attend the meeting. Shareholders are requested and encouraged to vote online, by phone, or by dating, signing and returning each enclosed proxy card in the postage-paid envelope provided for that purpose. If you intend to attend the meeting in person, you may register your presence with the registrar and vote your shares in person, even if you have previously voted your shares by proxy.

If you properly execute and return the enclosed proxy card in time to be voted at the meeting, the shares represented by your proxy will be voted at the meeting in accordance with your instructions. Unless revoked, proxies that have been returned by shareholders without instructions will be voted in favor of the proposal.

The enclosed proxy is being solicited on behalf of the Board of Trustees of the fund.

The Board of Trustees of the fund unanimously recommends that the shareholders of the fund vote FOR the proposal.

By Order of the Board of Trustees of the fund,

Ward D. Stauffer
Secretary
October 19, 2009

NEW YORK TAX-FREE FUND
PROXY STATEMENT

A proxy is enclosed with the foregoing New York Tax-Free Fund (the “fund”) Notice of Special Meeting of Shareholders to be held on November 12, 2009 at 10:00 a.m. (Central Time) at 4500 Main Street, Kansas City, Missouri 64111 for the benefit of shareholders who wish to vote, but do not expect to be present at the meeting.  The proxy is solicited on behalf of the Board of Trustees of the fund, a series of the American Century Municipal Trust (the “company”).  A written proxy is revocable by the person giving it prior to exercise by a signed writing filed with the fund’s proxy tabulator, Broadridge, or by executing and delivering a later dated proxy, or by attending the meeting and voting the shares in person.  Each proxy will be voted in accordance with its instructions. If no instruction is given, an executed proxy will authorize the persons named as proxies, or any of them, to vote in favor of the proposal.  This proxy and accompanying material is initially being mailed to shareholders on or about October 19, 2009.  Supplementary solicitations may be made by mail, telephone, facsimile or electronic means.

The Trustees have fixed the close of business on September 26, 2009 as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.  Shareholders at the close of business on the record date will be entitled to one vote per dollar of shares owned, with fractional dollars voting proportionately.  As of September 26, 2009, there were 10,901,056.0813 votes of the fund consisting of Investor Class, A Class and C Class shares.  Shareholders of all classes of shares of the fund will vote jointly on the proposal.

The Trustees know of no other business that will be presented for consideration.  If any other matters are properly presented, it is the intention of the persons named as proxies in the enclosed proxy to vote the proxies in accordance with their judgment on such matters.

PROPOSAL:  TO APPROVE A CHANGE IN THE FUND’S DIVERSIFICATION STATUS FROM DIVERSIFIED TO NON-DIVERSIFIED

The Investment Company Act of 1940, as amended (the “1940 Act”), requires each investment company to recite in it registration statement its status as either a diversified or non-diversified fund.  If a fund is diversified, it may not purchase the securities of any one issuer if, at the time of purchase, with respect to 75% of the fund’s total assets, more than 5% of its total assets would be invested in securities of that issuer, or the fund would own more than 10% of the outstanding voting securities of that issuer.  Up to 25% of a fund’s total assets may be invested without regard to these limitations.  Under the 1940 Act, these limitations do not apply to securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities, or to the securities of other investment companies.

The fund is currently classified as a diversified fund under the 1940 Act. Section 13(a)(1) of the 1940 Act provides that shareholder approval is required for a fund to change its classification from a diversified fund to a non-diversified fund.  Fund management and the Board of Trustees recommend that the fund be reclassified as a non-diversified fund, which would include the elimination of its current fundamental investment restriction regarding diversification.  As a non-diversified fund, the fund could invest a great portion of its assets in any one issuer and invest overall in a smaller number of issuers than a diversified fund.

Fund management believes that the flexibility of the fund to make more concentrated investments (i.e., to be able to invest to a greater extent in the securities of one or more issuers than if the fund remained diversified) will be important to the fund.  This proposed change in the fund’s classification will provide the fund’s portfolio management team with greater flexibility to invest within the highly concentrated New York municipal bond market.

New York tax-exempt bond issuance is highly concentrated in a few large public authorities and the City of New York.  There are fewer local issuers (cities, counties, school districts, etc.) than in other large states.  The largest public authority issuers in the state are the New York Metropolitan Transit Authority, the Dormitory Authority of the State of New York, the New York Thruway Authority, the New York Transitional Finance Authority, and the New York Urban Development Authority.  The bonds issued by these public authorities are generally linked to specific segregated revenue streams or projects. Fund management believes that the current classification of “diversified” creates a limitation on fund management given the nature of the New York market.  The change in classification will allow the fund to continue to invest in additional issues of tax-exempt securities from various New York state and local authorities, alleviate potential concerns about the fund’s ability to remain fully invested in the event of significant cash flows, and maintain a competitive yield and total return.

To meet federal tax requirements for qualification as a regulated investment company, the fund may have no more than 25% of its total assets invested in the securities of any one issuer (other than U.S. government securities or the shares of other regulated investment companies), and with respect to at least 50% of its total assets, no more than 5% of its total assets may be invested in the securities of a single issuer (other than the U.S. government or a regulated investment company) and it may not own more than 10% of the outstanding voting securities of a single issuer. The fund intends to continue to meet these tax requirements even if the proposed change to its diversification status under the 1940 Act is approved.

If the proposed change to the fund’s status from a diversified to a non-diversified fund is approved, the fund would likely invest a greater portion of its assets in fewer issuers.  As a result, the fund may be more sensitive to economic, business and political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of the fund’s shares.

The fund will continue to pursue its investment objective of seeking to maximize total return through high current income that is exempt from federal and New York state and local income taxes.  The fund will continue to invest in investment-grade debt and, under normal market conditions, will invest at least 80% of the fund’s assets in debt securities/interest payments exempt from federal and New York state and local income taxes. The team that manages the fund, Steven Permut, Alan Kruss and Joe Gotelli, will continue to manage the fund if the proposed change is approved.

The Board of Trustees, including the Independent Trustees, unanimously recommends that shareholders vote “FOR” the proposal.

INFORMATION ABOUT THE FUND

General Information

This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Trustees. Proxies may be solicited by officers or employees of the fund, American Century Investments, its affiliates, as well as any proxy solicitation firm hired by American Century Investments. Additionally, financial intermediaries may solicit the votes of the beneficial owners of the fund. It is anticipated that the solicitation of proxies will be primarily by mail, internet, telephone, facsimile or personal interview. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke or otherwise change their voting instructions as shareholders submitting proxies in written form. Telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud. American Century Investments or an affiliate thereof may reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to beneficial owners of fund shares, and may reimburse certain officers or employees that it may employ for their reasonable expenses in assisting in the solicitation of proxies from such beneficial owners. American Century Services, LLC, the transfer agent and administrator of the fund, has entered into a contract with Broadridge Financial Solutions, Inc. (“Broadridge”) pursuant to which Broadridge will provide certain project management and internet and telephone voting services in addition to providing for the printing and mailing of the proxy statement. The estimated fee to be paid to Broadridge by American Century Services, LLC is $4,455 in the aggregate.

Date, Time and Place of Meeting

The meeting will be held on November 12, 2009 at the principal executive offices of American Century Investments, 4500 Main Street, Kansas City, Missouri 64111 at 10:00 a.m. Central Time.

Use and Revocation of Proxies

A shareholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy (i.e., a later-dated and signed proxy), by submitting a notice of revocation to the Corporate Secretary of the fund or by subsequently registering his or her vote by telephone or over the Internet. In addition, although mere attendance at the meeting will not revoke a proxy, a shareholder of record present at the meeting may withdraw his or her proxy and vote in person. All shares represented by properly executed proxies received at or prior to the meeting, unless such proxies previously have been revoked, will be voted at the meeting in accordance with the directions on the proxies; if no direction is indicated on a properly executed proxy, such shares will be voted “FOR” the proposal. It is not anticipated that any matters other than the approval of the proposal will be brought before the meeting. If, however, any other business properly is brought before the meeting, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

Voting Rights and Required Votes

A quorum of shareholders is necessary to hold a valid meeting. Shareholders entitled to vote one-third of the issued and outstanding shares of the fund must be present in person or by proxy, to constitute a quorum for purposes of voting on the proposal. Each shareholder is entitled to one vote per dollar of net asset value represented by his or her shares, with fractional dollars voting proportionally. Shareholders of  all classes of  the fund vote jointly on the proposal. Approval of the proposal requires the approval of the lesser of (i) more than 50% of the outstanding shares of the fund or (ii) 67% or more of the shares of the fund present or represented by proxy at the meeting if more than 50% of such shares are present or represented by proxy. Broker-dealer firms or other financial intermediaries holding shares of the fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the meeting. The fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of shareholders exists. Properly executed proxies that are returned but that are marked “abstain” or with respect to which a broker-dealer has declined to vote on any proposal (“broker non-votes”) will be counted as present for the purposes of determining a quorum. Abstentions and broker non-votes (if applicable) will have the same effect as a vote against a proposal. If, by the time scheduled for the meeting, sufficient votes in favor of approval of the proposal have not been received from the shareholders of the fund, the persons named as proxies may propose one or more adjournments of such meeting, without further notice, to permit further solicitation of proxies from shareholders. According to the bylaws of the fund, any meeting at which a quorum is not present (or in the event that a quorum is present but sufficient votes in favor of the proposal have not been received) can be adjourned by a majority of the voting stock represented in person or by proxy. A meeting may be adjourned without additional notice, other than announcement at the meeting, for up to 60 days.

Because the fund was launched on June 30, 2009, there is currently not an annual or semiannual report available. A semiannual report for the fund will be available in late January 2010. At that time, the fund will furnish, without charge, a copy of its most recent semiannual report upon request. To request these materials, please call American Century at 1-800-345-2021.

Record Date and Outstanding Shares

Only holders of record of shares of the fund at the close of business on September 26, 2009 (the “record date”) are entitled to vote at the meeting or any adjournment thereof.  The following table sets forth the number of shares of each class of the fund issued and outstanding and the number of votes entitled to vote at the close of business on the record date.

Share Class	Outstanding Shares	Number of Votes Entitled to Vote ($1 equals 1 vote)
Investor Class	450,622.066	4,790,112.56158
A Class	356,378.599	3,788,304.50737
C Class	218,498.496	2,322,639.01248

Security Ownership of Certain Beneficial Owners and Management of the Fund

As of September 28, 2009, the following persons owned, to the knowledge of management, 5% or more of the outstanding shares of the fund. American Century Investment Management, Inc. (“ACIM”) owned 48.92% of the fund as of September 28, 2009. ACIM serves as the investment advisor of the fund. ACIM intends to vote “FOR” the proposal. A shareholder owning beneficially more than 25% of the fund’s voting securities, may be deemed to “control” (as defined in the 1940 Act) the fund. The vote of any such person could have a more significant effect on matters presented at a shareholder’s meeting than votes of other shareholders.

Class	Name and address of beneficial owner	Amount and nature of beneficial ownership	Percentage of Outstanding Shares
Investor Class
	American Century Investment Management, Inc. Kansas City, Missouri	167474.359(1)	37%
	William Ciaccio T.O.D. New York, New York	45744.997(1)	10%
	I.R.A Peter R Mitchell Rochester, New York	24361.718(1)	5%
A Class
	American Century Investment Management, Inc. Kansas City, Missouri	167403.424(1)	47%
	Charles Schwab & Co., Inc. San Francisco, California	48586.176	14%
	NFS LLC FEBO Elizabeth Jamieson Northport, New York	22037.218	6%
	NFS LLC FEBO W C Hausner Sally Haunser TTE WW Hausner TR & SS Hausner TR Ronkonkoma, New York	21717.67	6%
	American Enterprise Investment Svcs Minneapolis, Minnesota	19787.699	6%
	NFS LLC FEBO Pamela Mary O Brien Kings Park, New York	17839.445	5%

Class	Name and address of beneficial owner	Amount and nature of beneficial ownership	Percentage of Outstanding Shares
C Class
	American Century Investment Management, Inc. Kansas City, Missouri	167192.57(1)	77%
	NFS LLC FEBO Kathleen Viard Northport, New York	11673.152	5%

1    Shares owned of record and beneficially.

The fund is unaware of any other shareholder, beneficial or of record, who owns more than 5% of any class of the fund’s outstanding shares.  The directors and officers of the fund, in the aggregate, owned less than 1% of the fund’s outstanding shares as of September 28, 2009.

Service Providers

The fund’s investment advisor is ACIM.  Its address is 4500 Main Street, Kansas City, Missouri 64111. American Century Services, LLC, 4500 Main Street, Kansas City, Missouri 64111, an affiliate of ACIM, serves as transfer agent and administrator of the fund. J.P. Morgan Investor Services Co., 70 Fargo Street, Boston, Massachusetts 02210, provides sub-administrative services to the fund. American Century Investment Services, Inc., 4500 Main Street, Kansas City, Missouri 64111, an affiliate of ACIM, serves as distributor to the fund.

Proxy Statement Delivery

To reduce the amount of mail you receive from us, we are delivering a single copy of the proxy statement to investors who share an address, even if their accounts are registered under different names. An additional copy of this proxy statement may be obtained by writing to the following address: American Century Investments, P. O. Box 419200, Kansas City, Missouri 64141-6200,  or calling American Century Investments, at 1-800-345-2021. To change your current election regarding the delivery of fund documents, please contact American Century Investments at 1-800-345-2021 or writing to American Century Investments, 430 West 7th Street, Kansas City, Missouri 64100, or contact your financial professional.

WHERE TO FIND ADDITIONAL INFORMATION

The company is subject to the informational requirements of the Securities Act, the Securities Exchange Act of 1934, and the 1940 Act, and in accordance therewith files reports and other information with the SEC. Reports, proxy and information statements, and other information filed by the company, on behalf of the fund, can be obtained by calling or writing the fund and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC located at Room 1580, 100 F Street, N.E., Washington DC 20549 and located at room 1204, Everett McKinley Dirksen Bldg., 219 South Dearborn Street, Chicago, IL 60604 and 233 Broadway, NY, NY 10007. Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington DC 20549, or obtained electronically from the EDGAR database on the SEC’s website (www.sec.gov).

OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

The fund is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Corporate Secretary, American Century Investments, P.O. Box 410141, Kansas City, MO 64141, or by e-mail to corporatesecretary@americancentury.com so that they are received within a reasonable time before any such meeting. No business other than the matters described above is expected to come before the meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the fund.

SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

PROXY CARD
To Vote By Telephone	To Vote By Internet	To Vote By Mail
1) Read the proxy statement and have the proxy card below at hand.	1) Read the proxy statement and have the proxy card below at hand.	1) Read the proxy statement.
2) Check the appropriate box on the proxy card on the reverse side.
2) Call toll free 1-888-221-0697.	2) Log on to www.proxyweb.com.
3) Sign and date the proxy card.
	3) Follow the simple instructions.	3) Follow the simple instructions.
4) Return the proxy card in the envelope provided.

AMERICAN CENTURY MUNICIPAL TRUST
New York Tax-Free Fund

Proxy for a Special Meeting of Shareholders to be held on November 12, 2009

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholder of the New York Tax-Free Fund (the “fund”) hereby appoints each of Christine J. Crossley, Brian L. Brogan, Kathleen G. Nelson, Ryan L. Blaine and David H. Reinmiller, collectively or individually, as his or her attorney-in-fact and proxy, with the power of substitution of each, to vote and act with respect to all shares of the fund, which the undersigned is entitled to vote at the special meeting of shareholders (the “meeting”) to be held on November 12, 2009 at the principal executive offices of the company at 4500 Main Street, Kansas City, Missouri 64111 at 10:00 a.m. Central Time, and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choice made on this ballot. IF THE PROXY IS PROPERLY EXECUTED BUT NO CHOICE IS INDICATED AS TO THE PROPOSAL, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE PROPOSAL. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

Please complete, sign and return this card as soon as possible. Dated ______________

Signature(s) and Title(s), if applicable (SIGN IN THE BOX)

Please sign this proxy exactly as your name appears on the
books of the company. Joint owners should each sign
personally. Trustees and other fiduciaries should indicate
the capacity in which they sign, and where more than
one name appears, a majority must sign. If a corporation,
this signature should be that of an authorized officer
who should state his or her title.

After careful consideration, the Board of Trustees of the company, including all of the Independent Trustees, unanimously approved the proposal listed below and recommended that shareholders vote “for” the proposal.

Please fill in box as shown using black or blue ink or
number 2 pencil. Please do not use fine point pens.                        ☒

                                                                                                                        FOR            AGAINST             ABSTAIN

1.           To approve a change in the fund’s diversification                     |   |                     |   |                          |   |
status from diversified to non-diversified.

The Trustees know of no other business that will be presented for consideration. If any other matters are properly presented, it is the intention of the persons named as proxies to vote the proxies in accordance with their judgment on such matters.

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN AND RETURN THIS CARD AS SOON AS POSSIBLE.